SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      December 2, 2005, (November 29, 2005)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


         Washington                   0-26542                 91-1141254
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(State or Other Jurisdiction  (Commission file number)     (I.R.S. Employer
     of Incorporation)                                   Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
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               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
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              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

On November 29, 2005, the Board of Directors voted to elect David J. Mickelson as President of Redhook Ale Brewery, Incorporated (the "Company") effective December 1, 2005. Mr. Mickelson's duties will not change as a result of this promotion; the change in his title is intended to reflect the type of work Mr. Mickelson is already providing to the Company. Mr. Mickelson will continue to serve as the Company's Chief Financial Officer and Chief Operating Officer, and will hold the title President and Chief Financial Officer. Mr. Mickelson will continue to serve as the Company's Principal Financial Officer.

Paul S. Shipman shall continue to serve the Company as its Chairman of the Board and Chief Executive Officer and will hold the title Chairman of the Board, Chief Executive Officer. Mr. Shipman's responsibilities will not change as a result of the promotion of Mr. Mickelson. Mr. Shipman will continue to serve as the Company's Principal Executive Officer.



Item 8.01 Other Events

On November 29, 2005, the Board of Directors of the Company approved the acceleration of vesting of all of the Company's unvested stock options (the "Acceleration"). The Acceleration is effective for stock options outstanding as of December 30, 2005. These options were granted under the Company's 1992 Stock Incentive Plan and 2002 Stock Option Plan. As a result of the Acceleration, options to acquire approximately 137,000 shares of the Company's common stock, or 16% of total outstanding options, become exercisable on December 30, 2005. Of the approximately 137,000 shares subject to the Acceleration, options to acquire approximately 70,000 shares of the Company's common stock at an exercise price of $1.865 would have otherwise fully vested in August 2006; and options to acquire approximately 67,000 shares of the Company's common stock at an exercise price of $2.019 would have otherwise vested in August 2006 and August 2007. For financial reporting purposes, the Company does not expect that the modification will have a material impact on 2005 results of operations.

As a result of the Acceleration, the Company expects to reduce its exposure to the effects of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 123R, Share-Based Payment. SFAS No. 123R requires all share-based payments to employees be recognized as expenses in the statement of operations based on their fair values and vesting periods. SFAS No. 123R is effective for fiscal years beginning after June 15, 2005. The Company currently estimates that the Acceleration will result in a reduction in stock-based compensation expense of approximately $75,000 in 2006 and approximately $25,000 in 2007, as well as a reduction in future stock option administrative costs associated with complying with SFAS No. 123R.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              REDHOOK ALE BREWERY, INCORPORATED



Dated:  December 2, 2005      By: /s/ LORRI L. JONES
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                                     Lorri L. Jones
                                    Principal Accounting Officer



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